Exhibit 99.1
FORM OF IRREVOCABLE UNDERTAKING

To:	PerkinElmer, Inc. (the “Bidder”)
940 Winter Street
Waltham, Massachusetts 02451
Attention: General Counsel

From:	[Director] / [Officer]
c/o Oxford Immunotec Global plc
94c Innovation Drive
Milton Park
Abingdon
Oxfordshire, OX14 4RZ

____ January, 2021
Dear Sirs

Proposed acquisition of the entire issued and to be issued share capital of Oxford Immunotec Global plc (the “Company”) — Deed of Irrevocable Undertaking

Defined terms in this undertaking have the meaning given to them in Schedule 1 (Definitions).

1.
In consideration of Bidder agreeing to implement the Acquisition on the terms and conditions referred to in paragraph 3, I the undersigned hereby, subject to paragraph 8, irrevocably and unconditionally represent, warrant and undertake to Bidder as follows:

(a)	I am, or my Related Persons are, the beneficial holder of, and/or the registered holder of, nil (0) shares in the capital of the Company;

(b)
Schedule 3 to this deed contains complete and accurate details of all options, restricted stock units and other equity awards or other rights I have (if any) to subscribe for, purchase or otherwise acquire any shares or securities of the Company (the “Equity Awards”);

(c)
upon exercise of the Equity Awards, I, or my Related Persons, will be the beneficial holder of and/or the registered holder of the number of ordinary shares of £0.006705 each in the capital of the Company, which are set forth opposite my name, or the name of my Related Persons, on Schedule 3 attached hereto (such ordinary shares together with any Further Acquired Securities, the “Company Securities”);

(d)
upon exercise of the Equity Awards, I or my Related Persons will have, full power and authority to vote and sell the Company Securities as beneficial owner with full title guarantee, free from all Liens, together with all rights attaching to or enjoyed by them, including but not limited to any voting rights the right to all dividends and other distributions (if any) announced, declared, made or paid on or after the date of this undertaking, subject to the terms of the Acquisition;

(e)
other than as set out in Schedule 3, neither I nor my Related Persons have any Interest or short position in any securities or shares of the Company or any rights to subscribe for, purchase or otherwise acquire any securities or shares of the Company, and neither I nor my Related Persons are otherwise interested in any shares or other securities of the Company other than the Company Securities;

(f)
upon exercise of the Equity Awards, I will be or, to the extent relevant, my Related Persons will be able to transfer the Company Securities free from all Liens, and any other third party rights and interests of any nature;

(g)
I shall not and, to the extent relevant, shall procure that neither my Related Persons nor the registered holder shall, prior to this undertaking lapsing in accordance with paragraph 8 other than in respect of the Equity Awards, acquire any further shares, or securities convertible into shares, in the Company or any Interests in such shares or securities;

(h)
I have not and, to the extent relevant, my Related Persons have not, accepted any offer to dispose of all or any of the Company Securities and I shall not, save pursuant to the Acquisition, prior to this undertaking lapsing in accordance with paragraph 8, sell, transfer, loan, charge, grant any option or Lien over or otherwise dispose of all or any of the Company Securities, any Equity Awards or any Interest therein other than to the Bidder or its affiliates;

(i)
I have not and shall not and, to the extent relevant, my Related Persons have not  and I shall procure that my Related Persons shall not, save pursuant to the Acquisition, accepted any offer to dispose of all or any of the Company Securities or Equity Awards;

(j)
I shall not and, to the extent relevant, shall procure that my Related Persons shall not, accept any offer (whether conditional or unconditional) in respect of all or any of the Company Securities or Equity Awards that is made in competition with the Acquisition or vote in favour of any resolution in respect of any other offer (including any offer to be implemented by way of a scheme of arrangement) which is proposed in competition with the Acquisition;

(k)
I shall not and, to the extent relevant, shall procure that my Related Persons shall not, (other than pursuant to the Acquisition or in accordance with the terms of this undertaking or the Implementation Agreement) enter into any agreement or arrangement or permit any agreement or arrangement to be entered into or incur any obligation or permit any obligation to arise:

(i)	in relation to, or operating by reference to, the Company Securities or Equity Awards;

(ii)	to do any of the acts referred to in paragraphs 1(g), 1(h) or 1(i) (inclusive); or

(iii)
which would or would reasonably be expected to restrict or impede my voting or my Related Persons voting in favour of the Scheme or my acceptance or my Related Persons’ acceptance of the Offer in respect of the Company Securities or otherwise preclude me from complying with my obligations under this paragraph 1, and references to any acceptance of any offer or any agreement, arrangement or obligation shall include any such acceptance of an offer or agreement, arrangement or obligation whether or not subject to any conditions or which is to take effect upon or following the closing (or, if applicable, becoming effective) or lapsing of the Acquisition or upon or following this undertaking ceasing to be binding or upon or following any other event;

(l)
I have full power and authority and the right (and will at all times continue to have all relevant power and authority and the right) to enter into this undertaking and, to perform my obligations under it in accordance with its terms;

(m)	unless the Acquisition is implemented by way of an Offer:

(i)
I will (or to the extent that I am not the registered holder of the relevant shares will procure that the registered holder of such shares will) in person or by proxy exercise all voting rights attaching to the Company Securities to vote (A) in favour of all Relevant Resolutions (as defined below), and (B) against (1) any Acquisition Proposal and against any other action, agreement or transaction involving the Company which could reasonably be expected to cause the Company to abandon, terminate or fail to consummate the Acquisition, or which could reasonably be expected to result in a condition of the Acquisition not being satisfied, (2) any amendment to the text or terms of the resolutions to be proposed at the General Meeting to approve the Scheme and all related matters, or (3) any liquidation, dissolution, extraordinary dividend or other significant corporate reorganization of the Company, in each case proposed at any general or class meeting (collectively, the “Shareholders’ Meetings”) and at any Court convened meeting (collectively, the “Court Meetings”) of the Company to be convened and held in connection with the Scheme, or at any adjournment of any such meeting;

(ii)
I will (or to the extent that I am not the registered holder of the relevant shares will procure that the registered holder of such shares will) after the posting of the circular to the Company’s shareholders in respect of the Scheme (the “Scheme Document”) (and without prejudice to my right to attend and vote in person at any Shareholders’ Meeting and Court Meeting), return the signed forms of proxy enclosed with the Scheme Document (completed and signed and voting in favour of the Relevant Resolutions in respect of all of the Company Securities) in accordance with the instructions printed on those forms of proxy, as soon as possible and in any event within five days after the posting of the Scheme Document (and, unless instructed to do so by the Bidder, shall not thereafter revoke any such forms of proxy, either in writing or by voting in person at the Court Meeting or the Shareholders’ Meeting or otherwise).  Furthermore, I shall not, and shall procure that my Related Persons holding Company Securities do not, without the consent of the Bidder, requisition, or join in requisitioning, any general or class meeting of the Company for the purposes of voting on any resolution other than contemplated by this undertaking.

(n)	if the Bidder elects to implement the Acquisition by way of an Offer, and once I exercise the Equity Awards:

(i)
I will accept (or to the extent that I am not the registered holder of the Company Securities procure the acceptance of) the Offer in respect of all the Company Securities as soon as possible and in any event not later than 5:00 p.m. on the fifth day after the date of the Offer Document;

(ii)
notwithstanding that the terms of an Offer may confer a right of withdrawal on accepting shareholders, I will not, and, to the extent that I am not the registered holder of the Company Securities, will procure that such registered holder will not, withdraw acceptances in respect of the Company Securities;

(iii)
I will transfer (or procure the transfer by the registered holder of) the Company Securities pursuant to the Offer with full title guarantee, free from all Liens or restrictions of any nature and together with all rights now or hereafter attaching thereto including voting rights and all rights to all dividends and/or other distributions hereafter declared, made or paid except as otherwise referred to in the terms of the Offer; and

(iv)
If so required by Bidder, I shall execute all such other documents as may be reasonably necessary for the purpose of giving Bidder the full benefit of my obligations set out in this deed with respect to the Offer;

(v)
I shall promptly forward or procure the forwarding of, in respect of any Company Securities held in certificated form, the relevant certificate(s) to the Bidder or its nominated representative (or a form of indemnity acceptable to the directors of the Company in respect of any lost certificate(s)) at the time of acceptance and, in respect of any Company Securities held in uncertificated form, shall promptly take any action which may be required by the Bidder or its nominated representative;

(o)	subject to paragraph 2, until such time as the Scheme is approved by the shareholders of the Company and the Court or the Offer is declared unconditional in all respects I shall promptly:

(i)	exercise or procure the exercise of the votes attaching to the Company Securities on a Relevant Resolution only in accordance with the directions of the Bidder; and

(ii)
exercise or procure the exercise of the rights attaching to the Company Securities only in accordance with the directions of the Bidder in order to requisition or join in requisitioning any general meeting of the Company for the purposes of considering a Relevant Resolution;

(p)
if so requested by the Bidder in writing, upon the Scheme being approved by the members of the Company and the Court, or the Offer becoming or being declared unconditional in all respects, I will resign [my office as a director] / [my position as an officer] (but not as an employee) of the Company and any subsidiary or subsidiary undertaking of the Company and enter into, sign and deliver to the Bidder and the Company an undertaking of resignation in respect of my position as a [director] / [officer]  of the Company in the terms set out in Schedule 2;

(q)
in so far as I am not the registered holder of any Company Securities, I will procure the delivery by the registered holder of such Company Securities of a duly executed undertaking to vote in favour of the Scheme and/or to accept the Offer in respect of such Company Securities substantially in the form of the undertakings herein within seven days of the date of this undertaking;

(r)	I acknowledge and agree to the treatment of my Equity Awards in the manner set forth in the Implementation Agreement; and

(s)
this paragraph 1 (if and to the extent applicable) shall not restrict me from (i) exercising any options under any of the Company’s share option schemes, or (ii) selling such number of Company Securities as may be required to cover my liability for income tax and/or employee social security contributions in respect of the exercise of any such options or vesting of awards; provided that any Company Securities acquired by me (or any of my Related Persons) pursuant to such exercise shall be deemed to be Further Acquired Securities for all purposes hereunder.

Documentation

2.	I irrevocably and unconditionally consent to (and shall procure that each of my Related Persons irrevocably and unconditionally consents to):

(a)
the inclusion of references to me, and particulars of this undertaking and my or, if applicable, my Related Persons legal and beneficial holdings of relevant securities of the Company in the Scheme Press Announcement and any Scheme Document or in a press announcement in relation to Offer (the “Offer Press Announcement”) and any Offer Document, and any other announcement made, or document issued, by or on behalf of the Bidder or the Company in connection with the Acquisition; and

(b)	this undertaking being published on a website.

3.
The terms and conditions of the Acquisition will be as set out in the Implementation Agreement and the Scheme Document (or Offer Document as the case may be) or on such other terms as may be agreed by the Bidder and the Company.

4.	All references in this undertaking to the Acquisition, the Scheme or the Offer (as the case may be) shall:

(a)
mean any scheme of arrangement or offer that may be made by or on behalf of Bidco to acquire all of the issued and to be issued share capital of the Company (other than that already owned by Bidco or any entity in the same group as the Bidder) on the terms of the Implementation Agreement or on such other terms as may be agreed by Bidco and the Company; and

(b)
include any new, increased or revised scheme of arrangement or offer for the acquisition by Bidco of all of the issued and to be issued share capital of the Company (other than that already owned by Bidco or any entity in the same group as the Bidder).

5.
All references in this undertaking to Company Securities shall include any shares or depositary receipts in the Company (as the case may be) issued, allotted or transferred to or granted to me or any of my Related Persons, as the case may be (“Further Acquired Securities”) prior to the Scheme Record Time or while the Offer remains open for acceptance, including any Company Securities received upon exercise, conversion, vesting or otherwise in respect of the Company’s option share schemes.

6.
I shall promptly provide such information relating to myself as may be reasonably requested and relating to this undertaking in order for Bidder to comply with applicable Law, including United States securities laws, the rules and regulations of the United States Securities and Exchange Commission, the Companies Act 2006, the Financial Conduct Authority and any other applicable legal or regulatory requirements.  I shall promptly after becoming aware of the same, notify Bidder and the Company in writing of any material change in the accuracy or import of any information previously supplied to Bidder or the Company by me.

7.
In this undertaking, a “Relevant Resolution” means any resolution (whether or not amended) which is proposed at a Shareholders’ Meeting, a Court Meeting or at any adjournment thereof or at any other class or general meeting of the Company, the passing or rejection of which is necessary for the implementation of the Scheme or the Offer might otherwise impact the success of the Scheme or the Offer and any resolution relating to a proposal by a person other than the Bidder to acquire (or have issued to it) any shares in the capital of the Company.  Resolutions to adjourn a Court Meeting or a Shareholders’ Meeting and a resolution to amend a Relevant Resolution, shall also be Relevant Resolutions.

Termination

8.
My undertakings, warranties, consents, waivers, agreements and obligations in this undertaking are conditional upon the issue of the Press Announcement and (save as expressly provided for herein) will lapse and cease to have effect to the extent not already undertaken and without prejudice to any liability for antecedent breach upon any of the following events:

(a)	the Implementation Agreement is terminated in accordance with its terms;

(b)
the Bidder announces, with the consent of any Relevant Authority (if required) and before the Scheme Document or Offer Document (as the case may be) is posted, that it does not intend to proceed with the Acquisition;

(c)
the Scheme or an Offer (as the case may be) has lapsed or been withdrawn and no new, revised or replacement Scheme or Offer has been announced by Bidder or its affiliates and, for the avoidance of doubt, this clause (c) shall not apply where the Scheme lapses or is withdrawn solely as a result of Bidder exercising its right to implement the Acquisition by way of an Offer rather than a Scheme in accordance with the terms of the Implementation Agreement;

(d)	the Acquisition becoming Effective; or

(e)	the mutual written agreement of the Bidder and the undersigned.

Power of Attorney

9.
In order to secure the performance of my obligations in this deed (and only to the extent I have failed to comply with such obligations), if by the fifth Business Day after the date of deemed receipt of the Scheme Document I have not executed and delivered the relevant forms of proxy I shall (and where applicable shall procure that the registered holder of the Company Securities shall) appoint each of the Bidder, Bidco or any director, officer, employee or agent of the Bidder or Bidco severally to be my attorney to execute in my name or otherwise on my behalf proxy forms for any Court Meeting or Shareholders’ Meeting or forms of acceptance to be issued with the Offer Documents in respect of Company Securities and to sign, execute, and deliver any documents and do all acts and things as may be necessary to the acceptance of the Scheme or the Offer (as applicable and/or performance of my obligations under this undertaking and generally to comply with the terms of the Scheme Document or Offer Document (as the case may be).

10.
I agree that this power of attorney is given by way of security and is irrevocable in accordance with Section 4 of the Powers of Attorney Act 1971 until this deed lapses, or (if earlier) the Scheme become effective.

Independent Advice

11.
I recognize that Wilmer Cutler Pickering Hale and Dorr LLP, Hogan Lovells International LLP and Guggenheim Securities, LLC (together, the “Advisers”) are acting on behalf of the Bidder and, as such I am not a client of the Advisers.

12.	Neither the Advisers nor the Bidder has any responsibility to me to ensure that this undertaking is suitable for execution by me or otherwise.

Binding Effect

13.	This undertaking shall bind my estate and personal representatives except in relation to those obligations that relate to my position as a [director] [officer] of the Company.

Third Party Rights

14.	A person who is not a party to this undertaking has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this undertaking.

Governing Law and Jurisdiction

15.
This undertaking and any claim, dispute or difference (including non-contractual claims, disputes or differences) arising out of or in connection with it or its subject matter shall be governed by, and construed in accordance with, English law.

16.
I irrevocably agree to submit to the exclusive jurisdiction of the courts of England to settle any claim, legal action, proceeding, dispute or matter of difference (including non-contractual claims, disputes or differences) which may arise out of or in connection with this undertaking or its subject matter (including a dispute regarding the existence, validity, formation, effect, interpretation, performance or termination of this undertaking) and that accordingly any proceedings be brought in such courts.

Miscellaneous

17.	The invalidity, illegality or unenforceability of any provision of this deed shall not affect the continuation in force of the remained of this deed.

18.
This deed contains the whole agreement between the Bidder and us relating to the subject matter of this deed at the date hereof to the exclusion of any terms implied by law which may be excluded by contract. I acknowledge that I have not been induced to sign this by any representation, warranty or undertaking not expressly incorporated into it.

19.	This undertaking shall not obligate the Bidder to proceed with the Acquisition.

20.
I acknowledge that, except to the extent otherwise specified, my obligations, undertakings, representations and warranties set out in this undertaking are unconditional and irrevocable; time shall be of the essence in connection with any deadline or time for performance referred to in this undertaking.

21.
I acknowledge that damages would not be an adequate remedy for breach of the obligations contained in this undertaking and I further undertake that we will not assert otherwise in any proceedings relating hereto.  I acknowledge that the Bidder shall be entitled to the remedies of specific performance, injunctive relief or other equitable relief and no proof of special damages shall be necessary for the enforcement by the Bidder of its rights hereunder.

22.	I confirm that I have been given an adequate opportunity to consider whether or not to give this undertaking and to obtain independent advice.

23.
This undertaking is binding upon me solely in my capacity as a holder of Equity Award(s) in the Company and without prejudice to any statutory or fiduciary obligations I may have in my capacity as a  [director] / [officer] of the Company.

In witness whereof this document has been duly executed and delivered as a deed on the date above mentioned.

EXECUTED and DELIVERED as a DEED by

Signature:

Name:

in the presence of:

Signature of witness:

Name:

Address:

Occupation:

Schedule 1

DEFINITIONS
In this undertaking:

Acquisition
means the proposed recommended acquisition by, or on behalf of, the Bidder of the whole of the issued and to be issued share capital of the Company, by way of the Scheme or, if the Bidder so elects and subject to the prior consent of the Company, an Offer;

Acquisition Proposal has the meaning set forth in the Implementation Agreement;

Bidco	PerkinElmer (UK) Holdings Limited a company incorporated in England and Wales under registered number 03758369;

Business Day	means a day (other than Saturday, Sunday or a public holiday) on which banks in the City of London and New York City are open for business generally;

Company Securities	has the meaning set out in paragraph 1(c);

Contract
means with respect to any person, any contract, agreement, lease, sublease, license, commitment, sale or purchase order, indenture, note, bond, loan, mortgage, deed of trust, instrument, or other arrangement, whether written or oral, express or implied, to which such person is a party or by which such person or person’s properties or assets are or purport to be bound;

Court	means the High Court of Justice of England and Wales;

Court Meeting	has the meaning set out in paragraph 1(m)(i);

Equity Awards	has the meaning in paragraph 1(b);

Effective	will have the meaning given to it in the Scheme;

Effective Date	will have the meaning given to it in the Scheme;

Further Acquired Securities	has the meaning set out in paragraph 5;

Implementation Agreement	the Implementation Agreement among Bidder, Bidco, a wholly owned subsidiary of Bidder, and the Company, dated as of the date hereof;

Interest	a person will be treated as having an interest in securities if:

(a)	he or she owns them;

(b)	he or she has the right (whether conditional or absolute) to exercise or direct the exercise of the voting rights attaching to them or has general control of them;

(c)	by virtue of any agreement to purchase, option or derivative he or she:

(i)	has the right or option to acquire them or call for their delivery; or

(ii)	is under an obligation to take delivery of them,

whether the right, option or obligation is conditional or absolute and whether it is in the money or otherwise; or

(d)	he or she is party to any derivative:

(i)	whose value is determined by reference to their price; and

(ii)	which results, or may result, in his having a long position in them;

Lien
any mortgage, deed of trust, hypothecation, lien, license, pledge, charge, security interest, option, equity, right of pre-emption, encumbrance or other adverse claim of any kind in respect of any property or asset, whether voluntarily incurred or arising by operation of law or otherwise, including any Contract to give or grant any of the foregoing. For the purposes of this undertaking, a person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital or other lease or other title retention Contract relating to such property or asset;

Offer
means the implementation of the Acquisition by means of a takeover offer as defined in Chapter 3 of Part 28 of the Companies Act 2006, and subject to the prior written consent of the Company if so required under the terms of the Implementation Agreement;

Offer Document	means the formal document containing, inter alia, the Offer;

Offer Press Announcement	has the meaning set out in paragraph 2(a);

Press Announcement	means the Scheme Press Announcement or in the event of an Offer, the Offer Press Announcement;

Related Persons
(i) any member of my family as defined in section 253 of the Companies Act 2006; (ii) any trust of which I am, or any member of my family is, an actual or potential beneficiary (“related trusts”); and (iii) any company where the company or its directors are accustomed to act in accordance with the directions or instructions of any or all of myself, of my family and my related trusts or where any of the foregoing persons or entities are entitled to exercise, or control the exercise of, one-third or more of the voting power at general meetings of that company (a “related company”) and any company owned or controlled by such a related company;

Relevant Authority	means the United States Securities and Exchange Commission, The Nasdaq Global Select Market or any other relevant exchange or regulatory authority;

Relevant Resolution	has the meaning set out in paragraph 7;

Scheme	means the implementation of the Acquisition by means of a scheme of arrangement of the Company under Part 26 of the Companies Act 2006;

Scheme Document	has the meaning set out in paragraph 1(m)(ii);

Scheme Record Time
means the time and date to be specified as such in the Scheme Document, expected to be 6.00 p.m. (Greenwich Mean Time (GMT)) on the Business Day immediately preceding the Effective Date, or such other time as Bidder and the Company may agree;

Scheme Press Announcement	a press announcement in relation to the Scheme; and

Shareholders’ Meetings	has the meaning set out in paragraph 1(m)(i).

Schedule 2

RESIGNATION
To: The Directors
Oxford Immunotec Global plc (the “Company”)
94c Innovation Drive
Milton Park
Abingdon
Oxfordshire, OX14 4RZ
________________2021

Recommended Acquisition by PerkinElmer, Inc. (the “Bidder”) of the entire issued and to be issued share capital of the Company

Reference is made to the Implementation Agreement, dated as of January ____, 2021, among the Bidder, Bidco, a wholly owned subsidiary of the Bidder, and the Company (the “Implementation Agreement”).

I, ________________________________, hereby resign any office or position I may have as [a director] [an officer] of the Company with effect as of, and contingent upon, the consummation of the Acquisition (as defined in the Implementation Agreement), without prejudice to (i) my contractual rights to any outstanding unpaid fees, disbursements, salaries or other compensation due to me from the Company in relation to my appointment as [a director] [an officer] of the Company, as the case may be, or under any other compensation arrangement, in each case to the extent the same are due in accordance with the terms of such appointment or instruments; (ii) any indemnification or expense reimbursement or advancement rights I may have under any organisational documents of the Company or any of its subsidiaries, or under Clause 6.4 of the Implementation Agreement; and (iii) any protection afforded to me under any directors and officers’ liability insurance policy maintained by the Company or any of its subsidiaries.

Except as provided in the foregoing sentence, I acknowledge and confirm that I have no claims against the Company, its directors, officers or employees, whether under any contract of employment with the Company or under any statutory provision or otherwise, for damages for wrongful dismissal or redundancy or compensation for loss of office or unfair dismissal, discrimination or breach of contract or otherwise in relation to my resignation as [director] [officer].  To the extent that any such claim or obligation exists or may exist, I irrevocably and unconditionally waive such claim or obligation and release the Company and any such other persons referred to above (and in that capacity) from any liability whatsoever in respect of any such claim or obligation.

This letter and any disputes or claims (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with English law. The courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this letter or its subject matter or formation.

In witness whereof this document has been duly executed and delivered as a deed the day and year first above written.

SIGNED by	)
)
in the presence of:	)

Witness:	Signature
Name
Address

Schedule 3

Equity Awards

1.	Equity Awards

The details of my Equity Awards are as follows:

Registered Holder	Number of Equity Awards	Type of Equity Award	Grant Price / Par Value	Date of Grant	Total number of ordinary shares upon exercise of all Equity Awards